UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09229
                                   811-10171

Name of Fund:  Merrill Lynch Senior Floating Rate Fund II, Inc.
               Master Senior Floating Rate Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Senior Floating Rate Fund II, Inc. and
       Master Senior Floating Rate Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Senior Floating
Rate Fund II, Inc.


Annual Report
August 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Merrill Lynch Senior Floating Rate Fund II, Inc. seeks to provide shareholders with as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use to shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Senior Floating Rate Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Senior Floating Rate Fund II, Inc.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



A Letter From the President


Dear Shareholder


Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:


Total Returns as of August 31, 2005                                           6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +2.33%        +12.56%
Small-cap U.S. equities (Russell 2000 Index)                                   +5.75%        +23.10%
International equities (MSCI Europe Australasia Far East Index)                +1.98%        +23.58%
Fixed income (Lehman Brothers Aggregate Bond Index)                            +2.85%        + 4.15%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 +2.85%        + 5.31%
High yield bonds (Credit Suisse First Boston High Yield Index)                 +1.35%        + 8.98%


Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund ended the period with an overall credit quality positioned toward the center of the leveraged loan market, rather than barbelled at the high and low ends of the quality spectrum.


Describe market conditions during the past year.

The past year has been characterized by heavy investor participation in the leveraged loan market, primarily through collateralized loan obligations, which are debt securities backed by pools of commercial bank loans, and through new closed-end funds and net subscriptions to open-end mutual funds. There was a notable increase in the issuance of leveraged loan securities in response to stepped-up demand from investors. The excess cash in the loan market has led to increased refinancing activity and reductions in the margin above the London InterBank Offered Rate (LIBOR) paid by borrowers, leading to higher bids in the secondary market. Although these factors had a somewhat negative effect on the market, a low default rate and the rise in the LIBOR enhanced the performance of leveraged loans during the year.

According to Standard & Poor's Leveraged Commentary & Data (LCD), the average margin above LIBOR for new-issue institutional tranches rated BB/BB- was 178 basis points (1.78%) at August 31, 2005, compared to 213 basis points in August 2004. The average new-issue margin above LIBOR for institutional tranches rated B+/B ended the fiscal year at 250 basis points, 41 basis points lower than its level at the end of August 2004. Meanwhile, the three-month LIBOR rose from 1.80% to 3.87% during the year, outweighing the effects of the spread compression. Despite the significant increase in the LIBOR, we believe the Federal Reserve Board is getting close to ending its bias toward a more restrictive monetary policy and, consequently, we do not expect the LIBOR to rise much further. Also benefiting the asset class, the default rate for the leveraged loan market remained at historically low levels throughout the year (including the market downturn in May) as fundamental credit quality generally remained strong across the market. The Standard & Poor's LCD lagging 12-month default rate, by principal amount, was 1.43% as of August 31, 2005, up from 0.88% one year earlier.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2005, the Common Stock of Merrill Lynch Senior Floating Rate Fund II, Inc. had a net annualized yield of 4.04%, based on a year-end per share net asset value of $9.79 and $.395 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +5.26%, based on a change in per share net asset value from $9.67 to $9.79, and assuming reinvestment of all distributions. For the same period, the Fund's benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, recorded a total return of +5.95%.

For the six-month period ended August 31, 2005, the total investment return on the Fund's Common Stock was +2.02%, based on a change in per share net asset value from $9.80 to $9.79, and assuming reinvestment of all distributions. The Fund's benchmark returned +2.85% for the same period.


What factors most influenced Fund performance?

The portfolio's holdings in the transportation, energy - other and steel sectors had a negative effect on Fund results for the fiscal year. Conversely, security selection in chemicals, U.S. cable and services benefited performance.

Our holding in Sirva Worldwide, a moving and relocation service provider, hindered the Fund's return in the transportation sector. The value of the loan security fell amid investor concerns about the company's internal audit procedures and reports that business in its European division was slowing. The company has announced plans to sell a non-core insurance subsidiary, which should improve its liquidity and leverage. In the energy - other sector, many companies repaid at par value debt that had been marked at prices above par. At period-end, none of our remaining holdings in the sector were priced below par. The primary driver of the Fund's lagging return in the steel sector was the Acme Metals, Inc. stock that, in addition to cash payments, we received as part of a loan restructuring. The stock price declined because the payments constituted a return of principal, and therefore reduced the value of the company.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



The strong performance in the chemical sector was broad-based, as increased demand sparked an industry-wide rally. Most notably, we sold our holding in Pioneer Companies, Inc. common stock after it enjoyed strong performance amid a rally in the chlor-alkali industry. We acquired the stock pursuant to the company's restructuring. In the U.S. cable sector, our positions in Century Cable Holdings LLC and Charter Communications Operating LLC were additive to performance. The Adelphia securities rallied to slightly above par value after Adelphia sold its cable companies to Comcast Corporation and Time Warner Inc. At Charter Communications, a recent refinancing worked to improve the company's liquidity and eliminate short-term debt, prompting our bank loan holding to advance. In the services sector, our positions in Anthony Crane Rental LP and The Shaw Group, Inc. contributed positively to Fund performance. The value of the Anthony Crane term loan has risen as the company prepares to exit bankruptcy with a more favorable capital structure. Anthony Crane was further supported by improvements in the commercial construction industry, which has displayed signs of renewed vigor. Shaw Group, an engineering and consulting firm, announced better-than-expected earnings. This boosted the share price of the company's stock, which we had received from the restructuring of IT Group, a company that Shaw Group acquired in 2002.


How would you characterize the portfolio's position at the close of the period?

At the end of the period, the Trust was composed of 164 issuers spread among 26 industries. The Trust was underweight versus its composite benchmark in securities rated Ba or better and credits rated Caa or below, and there were overweight positions in B-rated and unrated securities. The portfolio's overall credit quality effectively is positioned more to the center of the leveraged loan market.


Joseph P. Matteo
Vice President and Portfolio Manager


September 20, 2005



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2005 and held through August 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                         Expenses Paid
                                                                  Beginning             Ending         During the Period*
                                                                Account Value       Account Value        March 1, 2005
                                                                   March 1,           August 31,         to August 31,
                                                                     2005                2005                 2005
Actual

Merrill Lynch Senior Floating Rate Fund II, Inc.                    $1,000            $1,020.20              $7.74

Hypothetical (5% annual return before expenses)**

Merrill Lynch Senior Floating Rate Fund II, Inc.                    $1,000            $1,017.54              $7.73

*  Expenses are equal to the annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Statement of Assets and Liabilities                                              Merrill Lynch Senior Floating Rate Fund II, Inc.

As of August 31, 2005
Assets

       Investment in Master Senior Floating Rate Trust (the "Trust"), at value
       (identified cost--$356,695,045)                                                                            $   355,245,185
       Prepaid expenses                                                                                                   109,740
                                                                                                                  ---------------
       Total assets                                                                                                   355,354,925
                                                                                                                  ---------------

Liabilities

       Payables:
           Administrator                                                                       $        92,594
           Dividends to shareholders                                                                    83,185
           Other affiliates                                                                             45,851            221,630
                                                                                               ---------------
       Accrued expenses                                                                                                    25,385
                                                                                                                  ---------------
       Total liabilities                                                                                                  247,015
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   355,107,910
                                                                                                                  ===============

Net Assets Consist of

       Common Stock, par value $.10 per share; 1,000,000,000 shares authorized                                    $     3,625,812
       Paid-in capital in excess of par                                                                               380,171,362
       Undistributed investment income--net                                                    $       109,342
       Accumulated realized capital losses allocated from the Trust--net                          (27,348,746)
       Unrealized depreciation allocated from the Trust--net                                       (1,449,860)
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (28,689,264)
                                                                                                                  ---------------
       Net Assets--Equivalent to $9.79 per share based on 36,258,116 shares of capital stock
       outstanding                                                                                                $   355,107,910
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Statement of Operations                                                          Merrill Lynch Senior Floating Rate Fund II, Inc.

For the Year Ended August 31, 2005
Investment Income

       Net investment income allocated from the Trust:
           Interest (including $935,852 from affiliates)                                                          $    18,096,579
           Facility and other fees                                                                                        278,149
           Expenses                                                                                                   (3,343,520)
                                                                                                                  ---------------
       Total income                                                                                                    15,031,208
                                                                                                                  ---------------

Expenses

       Administration fees                                                                     $     1,320,496
       Transfer agent fees                                                                             181,971
       Tender offer fees                                                                               108,356
       Printing and shareholder reports                                                                 49,981
       Registration fees                                                                                46,086
       Professional fees                                                                                14,429
       Other                                                                                            10,306
                                                                                               ---------------
       Total expenses                                                                                                   1,731,625
                                                                                                                  ---------------
       Investment income--net                                                                                          13,299,583
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Trust--Net

       Realized gain on investments--net                                                                                2,730,085
       Change in unrealized depreciation on investments and unfunded corporate loans--net                                 766,310
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          3,496,395
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    16,795,978
                                                                                                                  ===============

       See Notes to Financial Statements.


Statements of Changes in Net Assets                                              Merrill Lynch Senior Floating Rate Fund II, Inc.
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2005             2004
Operations

       Investment income--net                                                                  $    13,299,583    $     6,321,233
       Realized gain (loss)--net                                                                     2,730,085        (2,645,688)
       Change in unrealized depreciation--net                                                          766,310         12,169,915
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         16,795,978         15,845,460
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                     (12,942,150)        (6,321,240)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (12,942,150)        (6,321,240)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                           55,871,750        142,703,281
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 59,725,578        152,227,501
       Beginning of year                                                                           295,382,332        143,154,831
                                                                                               ---------------    ---------------
       End of year*                                                                            $   355,107,910    $   295,382,332
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $       109,342    $     (248,091)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Financial Highlights                                                             Merrill Lynch Senior Floating Rate Fund II, Inc.
The following per share data and ratios have been derived                     For the Year Ended August 31,
from information provided in the financial statements.       2005           2004           2003           2002         2001+++
Per Share Operating Performance

       Net asset value, beginning of year                $       9.67   $       9.13   $       8.64   $       9.55   $       9.87
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net                                   .39**          .30**            .37            .43            .72
       Realized and unrealized gain (loss)--net                   .11            .55            .49          (.91)          (.32)
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .50            .85            .86          (.48)            .40
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends from investment income--net               (.38)          (.31)          (.37)          (.43)          (.72)
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of year                      $       9.79   $       9.67   $       9.13   $       8.64   $       9.55
                                                         ============   ============   ============   ============   ============

Total Investment Return*

       Based on net asset value per share                       5.26%          9.41%         10.28%        (5.32%)          4.25%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

       Expenses++                                               1.54%          1.57%          1.84%          1.78%          1.66%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                   4.03%          3.20%          4.28%          4.64%          7.45%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of year (in thousands)            $    355,108   $    295,382   $    143,155   $    182,026   $    376,240
                                                         ============   ============   ============   ============   ============
       Portfolio turnover                                  52.92%++++     76.45%++++     56.56%++++     36.77%++++   19.53%++++++
                                                         ============   ============   ============   ============   ============

         * Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund's shares exists.

        ** Based on average shares outstanding.

        ++ Includes the Fund's share of the Trust's allocated expenses.

      ++++ Portfolio turnover for the Trust.

    ++++++ Portfolio turnover for the Trust for the period October 6, 2000 (commencement of operations of the Trust)
           to August 31, 2001.

       +++ On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments are made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



Notes to Financial Statements
Merrill Lynch Senior Floating Rate Fund II, Inc.


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at August 31, 2005 was 34.4%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(b) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .40% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2005, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $49,127 relating to the tender of the Fund's shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                               Dollar
August 31, 2005                               Shares             Amount

Shares sold                                9,755,947    $    95,204,349
Shares issued to shareholders
   in reinvestment of dividends              774,091          7,553,236
                                     ---------------    ---------------
Total issued                              10,530,038        102,757,585
Shares tendered                          (4,808,075)       (46,885,835)
                                     ---------------    ---------------
Net increase                               5,721,963    $    55,871,750
                                     ===============    ===============


For the Year Ended                                               Dollar
August 31, 2004                               Shares             Amount

Shares sold                               17,327,061    $   165,982,723
Shares issued to shareholders
   in reinvestment of dividends              359,535          3,435,268
                                     ---------------    ---------------
Total issued                              17,686,596        169,417,991
Shares tendered                          (2,836,683)       (26,714,710)
                                     ---------------    ---------------
Net increase                              14,849,913    $   142,703,281
                                     ===============    ===============



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



Notes to Financial Statements (concluded)
Merrill Lynch Senior Floating Rate Fund II, Inc.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:


                                           8/31/2005          8/31/2004
Distributions paid from:
   Ordinary income                   $    12,942,150    $     6,321,240
                                     ---------------    ---------------
Total taxable distributions          $    12,942,150    $     6,321,240
                                     ===============    ===============



As of August 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $       136,840
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               136,840
Capital loss carryforward                                 (27,348,746)*
Unrealized losses--net                                    (1,477,358)**
                                                        ---------------
Total accumulated losses--net                           $  (28,689,264)
                                                        ===============


 * On August 31, 2005, the Fund had a net capital loss carryforward of $27,348,746, of which $2,381,939 expires in 2009, $864,375 expires in 2010, $17,719,049 expires in 2011 and $6,383,383 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to book/tax differences in the accrual of income on securities in default.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Report of Independent Registered Public Accounting Firm
Merrill Lynch Senior Floating Rate Fund II, Inc.


To the Shareholders and Board of Directors of Merrill Lynch Senior Floating Rate Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund"), as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund II, Inc. as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
October 21, 2005



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



Portfolio Information                         Master Senior Floating Rate Trust


As of August 31, 2005

                                                       Percent of
Ten Largest Holdings                                   Net Assets

Century Cable Holdings LLC                                4.8%
Charter Communications Operating LLC                      4.0
MGM Holdings II, Inc.                                     2.4
Olympus Cable Holdings LLC                                2.3
General Growth Properties, Inc.*                          2.1
Frontiervision Operating Partners LP*                     1.9
PanAmSat Corp.                                            1.7
Huntsman International LLC                                1.6
Wellman, Inc.*                                            1.6
Venetian Casino Resort*                                   1.5

 * Includes combined holdings and/or affiliates, where applicable.



                                                       Percent of
Five Largest Industries                                Net Assets

Cable--U.S.                                              18.5%
Utility                                                   9.1
Chemicals                                                 7.6
Diversified Media                                         4.4
Health Care                                               4.2

   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                       Percent of
Quality Ratings by                                       Total
S&P/Moody's                                           Investments

BBB/Baa                                                    0.5%
BB/Ba                                                     33.5
B/B                                                       41.0
CCC/Caa                                                    6.4
NR (Not Rated)                                             5.9
Other*                                                    12.7

 * Includes portfolio holdings in common stocks, warrants, other interests and short-term investments.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Schedule of Investments                                                     (in U.S. dollars)
Master Senior Floating Rate Trust

           Face   Senior Secured
         Amount   Floating Rate Loan Interests*                                    Value
Aerospace & Defense--1.5%

  $   5,680,076   K&F Industries, Inc. Term Loan,
                      6.15% - 6.17% due 11/18/2012                            $     5,780,897
      2,076,923   Standard Aero Holdings Term Loan,
                      5.72% - 5.919% due 8/24/2012                                  2,106,779
                  Vought Aircraft Industries, Inc.:
      6,270,353           Term Loan, 6.17% due 12/22/2011                           6,370,679
      1,200,000           Tranche B Line of Credit Deposit, 5.84%
                          due 12/22/2010                                            1,221,250
                                                                              ---------------
                                                                                   15,479,605

Automotive--1.6%

      5,037,910   Metaldyne Corp. Term Loan D, 8.016%
                      due 12/31/2009                                                5,017,446
                  TRW Automotive, Inc.:
      4,228,750           Tranche B Term Loan, 5.25% due 6/30/2012                  4,278,087
      3,482,500           Tranche E Term Loan, 4.938%
                          due 11/02/2010                                            3,517,325
                  Tenneco Automotive, Inc.:
      2,721,197           Term Loan B, 5.12% - 6.08%
                          due 12/12/2010                                            2,768,818
      1,186,440           Tranche B-1 Credit Linked Deposit, 5.59%
                          due 12/12/2010                                            1,207,203
                                                                              ---------------
                                                                                   16,788,879

Broadcasting--2.4%

      8,937,475   Emmis Operating Co. Term Loan B, 5.321%
                      due 11/10/2011                                                9,017,912
                  Entravision Communications Corp.:
      1,500,000           Term Loan A, 5.24% due 2/24/2012                          1,506,563
      5,000,000           Term Loan B, 5.24% due 2/24/2012                          5,021,875
      5,000,000   Raycom Media, Inc. Term Loan B, 5.50%
                      due 3/22/2012                                                 5,050,000
      3,990,000   Susquehanna Media Co. Term Loan B,
                      5.25% - 5.67% due 3/31/2012                                   4,042,369
                                                                              ---------------
                                                                                   24,638,719

Cable--U.S.--18.4%

     50,000,000   Century Cable Holdings LLC Term Loan,
                      8.50% due 6/30/2009                                          49,718,750
     41,528,370   Charter Communications Operating LLC Tranche B
                      Term Loan, 6.83% - 6.93% due 4/07/2011                       41,715,621
      6,333,333   DIRECTV Holdings, Inc. Tranche B Term Loan,
                      5.088% due 4/13/2013                                          6,407,978
                  Frontiervision Operating Partners LP:
      3,582,057           Term Loan A, 7.90% due 9/30/2005                          3,594,372
     15,668,000           Term Loan B, 8.025% due 3/31/2006                        15,787,954
      9,975,000   Hilton Head Communications UCA Term Loan B,
                      7.75% due 3/31/2008                                           9,844,078
     11,352,437   Insight Midwest Holdings LLC Term Loan C,
                      5.625% due 12/31/2009                                        11,520,600
      5,812,500   MCC Iowa LLC Tranche A Term Loan,
                      4.60% - 4.80% due 3/31/2010                                   5,794,336
      3,184,000   Mediacom Illinois LLC Tranche B Term
                      Loan, 5.47% - 6.06% due 3/31/2013                             3,235,243
     23,500,000   Olympus Cable Holdings LLC Term Loan B, 8.50%
                      due 9/30/2010                                                23,372,019


           Face   Senior Secured
         Amount   Floating Rate Loan Interests*                                    Value
Cable--U.S. (concluded)

  $  16,871,988   PanAmSat Corp. Tranche B-1 Term Loan, 5.65%
                      due 8/20/2011                                           $    17,089,215
      1,980,000   Persona Cable Term Loan B, 6.49%
                      due 3/31/2011                                                 2,010,320
                                                                              ---------------
                                                                                  190,090,486

Chemicals--6.7%

      7,182,700   Cedar Chemical Corp. Term Loan B, 8.90%
                      due 10/31/2003 (k)                                              395,047
      4,038,679   Celanese Holdings LLC Term Loan B, 5.74%
                      due 4/06/2011                                                 4,116,928
     10,000,000   Cognis Deutschland GmbH & Co. Term Loan B,
                      8.24% due 11/15/2013                                         10,200,000
     16,600,000   Huntsman International LLC Term Loan B,
                      5.323% due 8/18/2012                                         16,843,821
                  Kosa B.V. (Invista):
      3,364,412           New Tranche B-1 Term Loan, 5.75%
                          due 4/29/2011                                             3,421,186
      1,459,706           New Tranche B-2 Term Loan, 5.75%
                          due 4/29/2011                                             1,484,338
        733,341   Kraton Polymers Term Loan, 6.125% - 6.50%
                      due 12/16/2010                                                  745,946
      1,485,000   Lyondell-Citgo Refining Term Loan,
                      5.51% - 5.67% due 5/21/2007                                   1,508,203
      1,995,000   Mosaic Co. Tranche B Term Loan,
                      5% - 5.438% due 2/21/2012                                     2,023,056
      5,160,610   Nalco Co. Tranche B Term Loan,
                      5.45% - 5.87% due 11/04/2010                                  5,249,713
      1,137,343   Pinnacle Polymers Term Loan, 6.109%
                      due 12/15/2006                                                1,153,390
      1,866,667   Polymer Group, Inc. First Lien Term Loan,
                      6.73% due 4/27/2010                                           1,903,222
      3,980,000   Rockwood Specialties Group, Inc. Tranche B
                      Term Loan, 5.93% due 12/10/2012                               4,053,797
                  Wellman, Inc.:
      9,000,000           First Lien Term Loan, 7.71% due 2/10/2009                 9,183,753
      7,000,000           Second Lien Term Loan, 10.46%
                          due 2/10/2010                                             7,105,000
                                                                              ---------------
                                                                                   69,387,400

Consumer--Non-Durables--1.0%

      2,685,837   American Achievement Corp. Tranche B Term
                      Loan, 5.85% - 8% due 3/25/2011                                2,724,446
      2,907,000   Camelbak Products LLC First Lien Term Loan,
                      6.68% - 7.29% due 8/04/2011                                   2,897,916
      4,750,000   Josten's, Inc. Term Loan C, 5.754% - 5.94%
                      due 10/04/2011                                                4,794,531
                                                                              ---------------
                                                                                   10,416,893

Diversified Media--4.4%

      3,056,444   Dex Media West, LLC Term Loan B,
                      5.05% - 5.40% due 3/09/2010                                   3,100,555
      3,052,312   Freedom Communications, Inc. Tranche B Term
                      Loan, 4.83% due 5/01/2013                                     3,092,374
      3,940,125   Liberty Group Operating Term Loan B, 5.813%
                      due 2/28/2012                                                 3,983,632


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Schedule of Investments (continued)                                         (in U.S. dollars)
Master Senior Floating Rate Trust

           Face   Senior Secured
         Amount   Floating Rate Loan Interests*                                    Value
Diversified Media (concluded)

  $  24,000,000   MGM Holdings II, Inc. Tranche B Term Loan,
                      5.74% due 4/08/2012                                     $    24,330,000
      2,970,000   MediaNews Group, Inc. Term Loan C, 5.17%
                      due 12/15/2010                                                2,986,706
      1,627,691   Primedia, Inc. Term Loan B, 6.438%
                      due 6/30/2009                                                 1,631,253
      2,174,054   RH Donnelley Tranche D Term Loan,
                      5.11% - 5.30% due 6/30/2011                                   2,206,560
      3,137,359   Six Flags Theme Parks, Inc. Term Loan B,
                      6.28% - 6.50% due 6/30/2009                                   3,174,289
        942,857   Yankee Holdings LP Term Loan,
                      5.83% - 6.13% due 5/01/2007                                     952,286
                                                                              ---------------
                                                                                   45,457,655

Energy--Exploration & Production--0.5%

      1,500,000   Carrizo Oil & Gas, Inc. Second Lien Term Loan,
                      9.65% - 9.871% due 7/21/2010                                  1,546,875
      2,000,000   Kerr-McGee Corp. Tranche X Term Loan, 5.85%
                      due 5/24/2007                                                 2,008,392
      1,960,150   Williams Production RMT Co. Term Loan C,
                      5.83% due 5/31/2008                                           1,989,552
                                                                              ---------------
                                                                                    5,544,819

Energy--Other--0.7%

        574,430   Dresser, Inc. Term Loan C, 5.99% due 4/10/2009                      580,653
      4,000,000   Epco Holdings, Inc. Term Loan B, 5.84%
                      due 8/18/2010                                                 4,070,624
      2,474,063   Pride Offshore, Inc. Term Loan, 5.31%
                      due 7/07/2011                                                 2,515,298
                                                                              ---------------
                                                                                    7,166,575

Food & Drug--0.4%

      3,536,232   Pantry, Inc. Term Loan, 5.92% due 3/12/2011                       3,591,486

Food & Tobacco--2.0%

        867,097   American Seafoods Group LLC Term Loan B,
                      6.74% due 3/31/2009                                             876,852
      1,496,250   Del Monte Term Loan B, 5.18% due 2/08/2012                        1,517,010
      6,699,375   Doane Pet Care Enterprises, Inc. Term Loan A,
                      7.093% - 7.431% due 11/05/2009                                6,727,291
      3,105,601   Domino's, Inc. Term Loan, 5.25% due 6/25/2010                     3,158,654
      5,437,454   Dr Pepper/Seven Up Bottling Group, Inc. Term
                      Loan B, 5.339% - 5.609% due 12/19/2010                        5,523,094
      3,321,899   Merisant Co. Term Loan B, 6.93% due 1/11/2010                     3,280,376
                                                                              ---------------
                                                                                   21,083,277

Gaming--4.1%

      4,707,281   Ameristar Casinos, Inc. Term Loan B-1, 5.50%
                      due 12/20/2006                                                4,730,817
      3,960,000   Boyd Gaming Corp. Term Loan, 4.88% - 4.99%
                      due 6/30/2011                                                 4,005,789
      1,808,341   Global Cash Access LLC Term Loan B, 5.74%
                      due 3/10/2010                                                 1,837,162
      3,980,000   Marina District Finance Co., Inc. (Borgota) Term
                      Loan B, 4.843% - 5.24% due 10/20/2011                         4,018,140



           Face   Senior Secured
         Amount   Floating Rate Loan Interests*                                    Value
Gaming (concluded)

                  Pinnacle Entertainment, Inc.:
  $   3,533,333           Delay Draw Term Loan, 6.67%
                          due 8/27/2010                                        $    3,546,583
      5,300,000           Term Loan, 6.67% due 8/27/2010                            5,362,938
                  Trump Entertainment Resorts Holdings LP:
        717,500           Revolving Line of Credit, 6.13% - 6.21%
                          due 5/20/2010                                               699,563
      2,500,000           Term Loan B-1, 5.93% - 6.14%
                          due 5/20/2010                                             2,543,750
                  Venetian Casino Resort:
      3,982,906           Delayed Draw, 5.462% due 6/15/2011                        4,033,624
     11,517,094           Term Loan B, 5.24% due 6/15/2011                         11,663,753
                                                                              ---------------
                                                                                   42,442,119

Health Care--4.2%

      3,313,636   Colgate Medical a.k.a. Orthofix Term Loan B,
                      5.48% - 5.49% due 12/30/2008                                  3,348,844
      1,985,000   Community Health Systems, Inc. Term Loan,
                      5.07% due 8/19/2011                                           2,014,981
                  HealthSouth Corp.:
      3,543,750           Term Loan, 6.15% due 3/08/2010                            3,580,297
        956,250           Tranche B Term Loan, 6.09% due 3/08/2010                    966,112
      1,386,915   Kinetic Concepts, Inc. Term Loan B-1, 5.24%
                      due 8/11/2010                                                 1,405,118
     14,362,500   LifePoint Hospitals, Inc. Term Loan B, 5.196%
                      due 4/15/2012                                                14,526,649
                  Medical Specialties (k):
     12,845,455           Axel, 8% due 6/30/2004                                    3,211,364
      4,418,182           Term Loan, 8.125% due 9/03/2003                           1,104,545
      4,144,416   Medpointe Healthcare Inc. Tranche B Term Loan,
                      8.89% - 8.99% due 9/30/2008                                   4,196,222
        425,712   Rotech Healthcare, Inc. Term Loan B, 6.49%
                      due 3/31/2008                                                   428,639
                  Vanguard Health Systems, Inc. Term Loan:
      7,940,000           Initial Sub-Tranche 1, 6.74% due 9/23/2011                8,047,523
        995,000           Initial Sub-Tranche 2, 6.44% - 6.838%
                          due 9/23/2011                                             1,009,303
                                                                              ---------------
                                                                                   43,839,597

Housing--3.9%

                  General Growth Properties, Inc.:
      6,498,705           Term Loan A, 5.76% due 11/12/2007                         6,551,234
     14,591,778           Term Loan B, 5.67% due 11/12/2008                        14,780,859
      3,233,750   Goodman Global Holdings Term Loan B,
                      5.875% due 12/23/2011                                         3,283,268
      4,668,812   Headwaters, Inc. First Lien Term Loan,
                      5.87% - 7.75% due 4/30/2011                                   4,734,955
      4,992,121   Lake at Las Vegas Joint Venture First Lien Term
                      Loan, 6.162% - 6.51% due 2/01/2010                            5,078,500
      1,200,000   Maguire Properties, LP Revolving Line of
                      Credit, 4.841% - 5.30% due 3/14/2009                          1,167,000
      4,950,000   Nortek, Inc. Term Loan, 5.91% - 7.75%
                      due 8/27/2011                                                 5,015,998
                                                                              ---------------
                                                                                   40,611,814


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Schedule of Investments (continued)                                         (in U.S. dollars)
Master Senior Floating Rate Trust

           Face   Senior Secured
         Amount   Floating Rate Loan Interests*                                    Value
Information Technology--2.0%

  $   7,522,500   Fidelity National Information Solutions, Inc.
                      Term Loan B, 5.321% due 3/09/2013                       $     7,541,306
      4,000,000   SunGard Data Term Loan, 6.28%
                      due 2/11/2013                                                 4,059,500
      8,970,938   Telcordia Technologies, Inc. Term Loan,
                      6.51% - 6.61% due 9/15/2012                                   8,970,938
                                                                              ---------------
                                                                                   20,571,744

Leisure--0.3%

      3,366,017   True Temper Term Loan B, 6.53% - 8.50%
                      due 3/15/2011                                                 3,366,017

Manufacturing--3.8%

      7,425,961   Amsted Industries, Inc. Term Loan,
                      6% - 6.33% due 10/15/2010                                     7,540,447
      1,500,000   Brand Services, Inc. Term Loan B,
                      6.559% - 6.67% due 1/15/2012                                  1,523,437
                  Channel Master Holdings, Inc. (k):
        128,199           Revolving Credit, 11.50% due 11/15/2004                      10,897
      2,065,112           Term Loan, 11.50% due 11/15/2004                            175,535
      5,771,246   EaglePicher, Inc. Tranche B Term Loan, 10%
                      due 8/07/2009 (j)                                             5,735,175
      3,446,569   GenTek, Inc. First Lien Term Loan,
                      6.01% - 6.54% due 2/28/2011                                   3,479,742
                  Invensys International Holdings Ltd.:
      3,295,474           First Lien Term Loan, 6.881% due 9/04/2009                3,340,786
      2,000,000           Second Lien Term Loan, 8.529%
                          due 12/04/2009                                            2,050,000
        523,597   Itron, Inc. Term Loan, 5.438% - 7.25%
                      due 12/17/2010                                                  529,815
     11,119,021   Mueller Group, Inc. Initial Term Loan,
                      6.24% - 6.61% due 4/23/2011                                  11,216,312
      3,434,699   Trimas Corp. Term Loan B, 6.90%
                      due 12/31/2009                                                3,471,907
                                                                              ---------------
                                                                                   39,074,053

Packaging--2.2%

      1,736,000   BWAY Corp. Term Loan B, 5.875% - 6%
                      due 6/30/2011                                                 1,763,396
      3,928,647   Berry Plastics Corp. Term Loan,
                      5.60% - 5.766% due 12/02/2011                                 3,995,434
     10,945,000   Graham Packaging Company Term Loan B,
                      5.938% - 6.063% due 10/07/2011                               11,134,261
                  Owens-Illinois Group, Inc.:
      4,712,914           French Term Loan C-1, 5.45%
                          due 4/01/2008                                             4,762,989
        730,099           Term Loan A-1, 5.33% due 4/01/2007                          736,487
        394,214           Term Loan B, 5.37% due 4/01/2008                            398,485
                                                                              ---------------
                                                                                   22,791,052

Paper--2.3%

      5,842,207   Boise Cascade Holdings LLC Tranche D Term Loan,
                      5.25% - 5.438% due 10/28/2011                                 5,937,511
      3,000,000   Escanaba Timber LLC Term Loan, 6.43%
                      due 5/02/2008                                                 3,045,000
      3,422,057   Graphic Packaging International, Inc. Term Loan B,
                      5.88% - 6.19% due 8/08/2010                                   3,481,943
                  SP Newsprint Tranche B-1:
      3,182,818           Credit Linked Deposit, 3.609%
                          due 1/09/2010                                             3,208,678
      1,352,698           Term Loan, 5.74% - 7.759% due 1/09/2010                   1,373,833



           Face   Senior Secured
         Amount   Floating Rate Loan Interests*                                    Value
Paper (concluded)

                  Smurfit Stone Container:
  $   2,008,590           Deposit Account, 3.60% due 11/01/2010               $     2,037,881
      3,417,435           Tranche B, 5.375% - 5.56%
                          due 11/01/2011                                            3,467,985
      1,051,518           Tranche C, 5.375% - 5.56%
                          due 11/01/2011                                            1,067,072
                                                                              ---------------
                                                                                   23,619,903

Retail--1.3%

      1,670,000   Advance Stores Co., Inc. Delay Draw Term Loan,
                      5% - 5.438% due 9/30/2010                                     1,695,050
      2,450,000   American Reprographics Co. LLC Second Lien
                      Term Loan,10.235% due 12/18/2009                              2,548,000
                  Dollarama Group LP:
        940,889           Additional Term Loan B, 6.01%
                          due 11/18/2011                                              955,002
      3,980,000           Term Loan B, 5.93% due 11/18/2011                         4,039,700
      3,713,489   General Nutrition Centers, Inc. Tranche B Term
                      Loan, 6.51% - 6.67% due 12/05/2009                            3,759,908
                                                                              ---------------
                                                                                   12,997,660

Service--3.1%

      2,340,000   Alliance Laundry Systems LLC Term Loan, 5.80%
                      due 1/27/2012                                                 2,378,757
                  Allied Waste North America, Inc.:
      3,581,081           Tranche A Credit Linked Deposit, 5.34%
                          due 1/15/2012                                             3,617,637
      9,382,205           Tranche B Term Loan, 5.37% - 5.688%
                          due 1/15/2012                                             9,477,097
      5,910,300   Buhrmann US, Inc. Tranche C-1 Term Loan,
                      5.921% - 6.21% due 12/23/2010                                 6,024,812
      2,031,273   Corrections Corp. of America Term Loan E,
                      5.25% - 5.41% due 3/31/2008                                   2,065,550
      6,106,136   Great Lakes Dredge & Dock Corp. Tranche B
                      Term Loan, 7.10% - 7.90% due 12/22/2010                       6,144,299
      7,682,418   Prime Succession, Inc. Term Loan, 5.75%
                      due 8/01/2003 (k)                                                     0
                  United Rentals, Inc.:
      1,628,509           Initial Term Loan, 5.92% due 2/14/2011                    1,647,848
        329,825           Tranche B Credit Linked Deposit, 5.59%
                          due 2/14/2011                                               333,741
                                                                              ---------------
                                                                                   31,689,741

Steel--0.0%

     10,162,693   Acme Metals, Inc. Term Loan, 11.75%
                      due 12/01/2005 (d)                                                    0

Telecommunications--2.2%

      2,000,000   Alaska Communications Systems Holdings, Inc.
                      Term Loan, 5.49% due 2/01/2012                                2,029,167
      7,998,750   Consolidated Communications, Inc. Term Loan B,
                      5.815% - 6.052% due 10/14/2011                                8,128,730
                  WilTel Communications LLC:
      8,928,947           First Lien Term Loan, 6.99% due 6/30/2010                 9,059,158
      3,500,000           Second Lien Term Loan, 9.24%
                          due 12/31/2010                                            3,473,750
                                                                              ---------------
                                                                                   22,690,805

Transportation--0.5%

      5,194,118   Sirva Worldwide Tranche B Term Loan,
                      6.52% - 6.56% due 12/01/2010                                  4,995,012


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Schedule of Investments (continued)                                         (in U.S. dollars)
Master Senior Floating Rate Trust

           Face   Senior Secured
         Amount   Floating Rate Loan Interests*                                    Value
Utility--9.1%

  $   2,000,000   AES Corp. Term Loan, 5.57% - 5.69%
                      due 4/30/2008                                           $     2,029,000
      6,860,000   Calpine Corp. Second Lien Term Loan, 9.349%
                      due 7/15/2007                                                 5,614,910
                  Calpine Generating Co. LLC Term Loan:
      4,875,000           First Priority, 7.26% due 4/01/2009                       5,003,403
      8,125,000           Second Priority, 9.26% due 4/01/2010                      8,168,168
      8,679,215   Cogentrix Delaware Holdings, Inc. Term Loan,
                      5.24% due 4/14/2012                                           8,791,325
                  Covanta Energy Corp.:
      7,200,000           Funded Letter of Credit, 3.36% - 6.46%
                          due 6/24/2012                                             7,326,000
      4,100,000           Second Lien Term Loan, 8.96% - 9.141%
                          due 6/24/2013                                             4,130,750
      5,742,000   Dynegy Holdings, Inc. Term Loan, 7.54%
                      due 5/27/2010                                                 5,779,082
                  El Paso Corp.:
      3,937,500           Deposit Account, 3.24% due 11/23/2009                     3,990,274
      6,483,750           Term Loan, 6.438% due 11/23/2009                          6,588,210
      9,975,000   KGen LLC Tranche A Term Loan, 6.115%
                      due 8/05/2011                                                 9,950,063
      2,750,000   Metcalf Energy Center LLC Term Loan B,
                      6.86% due 5/20/2010                                           2,777,500
                  NRG Energy:
      1,050,000           Credit Linked Deposit, 2.993%
                          due 12/24/2007                                            1,063,563
      1,343,250           Term Loan, 5.25% - 5.37%
                          due 12/24/2011                                            1,360,601
      6,666,500   Reliant Resources, Inc. Term Loan,
                      6.016% - 6.089% due 4/30/2010                                 6,734,725
                  Texas Genco LLC:
      4,082,076           Delayed Draw Term Loan, 5.41% - 5.49%
                          due 12/14/2011                                            4,150,644
      9,858,153           Initial Term Loan, 5.41% - 5.669%
                          due 12/14/2011                                           10,023,741
                                                                              ---------------
                                                                                   93,481,959

Wireless Communications--3.5%

      2,992,500   American Tower Corp. Term Loan C,
                      5.15% - 7% due 8/31/2011                                      3,024,918
      4,235,500   Centennial Cellular Operating Co. Term Loan,
                      5.63% - 6.11% due 2/09/2011                                   4,308,109
      4,500,000   Nextel Partners, Inc. Term Loan 0, 4.83%
                      due 5/31/2012                                                 4,543,875
     12,301,373   SBA Senior Finance, Inc. Tranche D Term Loan,
                      5.54% - 5.92% due 10/31/2008                                 12,421,828
     11,442,500   SpectraSite Communications Incremental
                      Facility 2004, 4.91% due 5/01/2012                           11,573,609
                                                                              ---------------
                                                                                   35,872,339

                  Total Senior Secured Floating Rate Loan
                  Interests (Cost--$877,894,232)--82.1%                           847,689,609



           Face
         Amount   Corporate Debt                                                   Value
Broadcasting--0.9%

    $   425,000   Emmis Communications Corp., 9.314%
                      due 6/15/2012 (a)                                       $       430,312
      9,000,000   Paxson Communications Corp., 6.349%
                      due 1/15/2010 (a)(b)                                          9,000,000
        250,000   XM Satellite Radio, Inc., 9.193%
                      due 5/01/2009 (a)                                               252,812
                                                                              ---------------
                                                                                    9,683,124

Cable--U.S.--0.1%

        500,000   Intelsat Bermuda Ltd., 8.695%
                      due 1/15/2012 (a)(b)                                            508,750

Chemicals--0.9%

      1,100,000   Crompton Corp., 9.672% due 8/01/2010 (a)                          1,229,250
      5,992,000   GEO Specialty Chemicals, Inc.,12.016%
                      due 12/31/2009 (h)                                            6,291,600
      1,662,678   PCI Chemicals Canada, Inc.,10%
                      due 12/31/2008                                                1,770,752
                                                                              ---------------
                                                                                    9,291,602

Diversified Media--0.0%

        250,000   Universal City Florida Holding Co. I, 8.443%
                      due 5/01/2010 (a)                                               261,875

Food & Drug--0.0%

        250,000   Duane Reade, Inc., 7.91% due 12/15/2010 (a)                         241,250

Information Technology--0.4%

      3,850,000   Sungard Data Systems, Inc., 8.525%
                      due 8/15/2013 (a)(b)                                          3,984,750

Leisure--0.9%

      9,200,000   Felcor Lodging LP, 7.78% due 6/01/2011 (a)                        9,591,000

Paper--0.1%

        250,000   Boise Cascade LLC, 6.474% due 10/15/2012 (a)                        251,875
        650,000   NewPage Corp., 9.943% due 5/01/2012 (a)(b)                          646,750
                                                                              ---------------
                                                                                      898,625

Telecommunications--1.7%

      9,500,000   Qwest Communications International, Inc.,
                      7.29% due 2/15/2009 (a)                                       9,452,500
        275,000   Qwest Corp., 7.12% due 6/15/2013 (a)(b)                             288,062
      7,000,000   Time Warner Telecom Holdings, Inc., 7.79%
                      due 2/15/2011 (a)                                             7,175,000
                                                                              ---------------
                                                                                   16,915,562

Wireless Communications--0.0%

        250,000   Rogers Wireless Communications, Inc., 6.995%
                      due 12/15/2010 (a)                                              260,625

                  Total Corporate Debt
                  (Cost--$54,250,491)--5.0%                                        51,637,163


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Schedule of Investments (concluded)                                         (in U.S. dollars)
Master Senior Floating Rate Trust
         Shares
           Held   Common Stocks                                                    Value
Chemicals--0.0%

         39,151   GEO Specialty Chemicals, Inc. (g)                           $       332,784

Service--0.1%

         44,744   The Shaw Group, Inc. (g)                                            944,098

Steel--0.0%

         51,714   Acme Package Corp. Senior Holdings (g)(i)                           142,214

                  Total Common Stocks
                  (Cost--$540,060)--0.1%                                            1,419,096


                  Warrants (c)
Paper--0.1%

             57   Cellu Tissue Holdings, Inc. Series A
                      (expires 9/28/2011)                                             565,892

                  Total Warrants (Cost--$1)--0.1%                                     565,892



     Beneficial
       Interest   Other Interests (e)                                              Value
Health Care--0.0%

   $     14,398   MEDIQ Inc. (Preferred Stock Escrow
                      due 2/01/2006)                                          $             0

                  Total Other Interests
                  (Cost--$0)--0.0%                                                          0


                  Short-Term Securities
  $ 129,703,756   Merrill Lynch Liquidity Series, LLC
                      Cash Sweep Series I (f)                                     129,703,756

                  Total Short-Term Securities
                  (Cost--$129,703,756)--12.5%                                     129,703,756

Total Investments (Cost--$1,062,388,540**)--99.8%                               1,031,015,516
Other Assets Less Liabilities--0.2%                                                 1,803,611
                                                                              ---------------
Net Assets--100.0%                                                            $ 1,032,819,127
                                                                              ===============

  * Senior Secured Floating Rate Loan Interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate),
    (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

 ** The cost and unrealized appreciation (depreciation) of investments as of August 31,
    2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $   1,062,524,662
                                                  =================
    Gross unrealized appreciation                 $      11,364,262
    Gross unrealized depreciation                      (42,873,408)
                                                  -----------------
    Net unrealized depreciation                   $    (31,509,146)
                                                  =================

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule
    144A of the Securities Act of 1933.

(c) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(f) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net             Interest
    Affiliate                                     Activity            Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $  (64,630,759)     $2,903,871

(g) Non-income producing security.

(h) Convertible security.

(i) Restricted security as to resale, representing 0.01% of net assets, were as follows:

                                         Acquisition
    Issue                                    Date         Cost        Value

    Acme Package Corp. Senior Holdings    11/25/2002     $  --     $ 142,214

(j) Issuer filed for bankruptcy.

(k) As a result of bankruptcy proceedings, the issuer did not repay the principal amount of the security upon maturity and is non-income producing.

    For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
    This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
    These industry classifications are unaudited.

    See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Statement of Assets and Liabilities                                                             Master Senior Floating Rate Trust
As of August 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$932,684,784)                       $   901,311,760
           Investments in affiliated securities, at value (identified cost--$129,703,756)                             129,703,756
           Receivables:
               Interest                                                                        $     6,656,367
               Contributions                                                                           744,863
               Commitment fees                                                                          85,356          7,486,586
                                                                                               ---------------
           Prepaid expenses                                                                                                 3,544
                                                                                                                  ---------------
           Total assets                                                                                             1,038,505,646
                                                                                                                  ---------------

Liabilities

           Unfunded loan commitment                                                                                       394,739
           Payables:
               Custodian bank                                                                        4,514,067
               Investment adviser                                                                      643,168
               Other affiliates                                                                          8,270          5,165,505
                                                                                               ---------------
           Accrued expenses                                                                                               126,275
                                                                                                                  ---------------
           Total liabilities                                                                                            5,686,519
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 1,032,819,127
                                                                                                                  ===============

Net Assets Consist of

           Investors' capital                                                                                     $ 1,064,552,475
           Unrealized depreciation--net                                                                              (31,733,348)
                                                                                                                  ---------------
           Net Assets                                                                                             $ 1,032,819,127
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Statement of Operations                                                                         Master Senior Floating Rate Trust

For the Year Ended August 31, 2005
Investment Income

           Interest (including $2,903,871 from affiliates)                                                        $    56,606,546
           Facility and other fees                                                                                        880,003
                                                                                                                  ---------------
           Total income                                                                                                57,486,549
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     9,877,046
           Accounting services                                                                         325,333
           Professional fees                                                                           158,596
           Custodian fees                                                                               71,027
           Trustees' fees and expenses                                                                  45,990
           Pricing fees                                                                                 12,748
           Printing and shareholder reports                                                              2,408
           Other                                                                                        28,309
                                                                                               ---------------
           Total expenses                                                                                              10,521,457
                                                                                                                  ---------------
           Investment income--net                                                                                      46,965,092
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                            1,613,248
           Change in unrealized depreciation on:
               Investments--net                                                                     10,326,683
               Unfunded corporate loans--net                                                         (149,591)         10,177,092
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                     11,790,340
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    58,755,432
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Statements of Changes in Net Assets                                                             Master Senior Floating Rate Trust
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

           Investment income--net                                                              $    46,965,092    $    36,846,436
           Realized gain (loss)--net                                                                 1,613,248       (66,942,419)
           Change in unrealized depreciation--net                                                   10,177,092        121,530,179
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     58,755,432         91,434,196
                                                                                               ---------------    ---------------

Capital Transactions

           Proceeds from contributions                                                             132,214,555        250,140,432
           Fair value of withdrawals                                                             (211,031,968)      (231,571,350)
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets derived from capital transactions                (78,817,413)         18,569,082
                                                                                               ---------------    ---------------

Net Assets

           Total increase (decrease) in net assets                                                (20,061,981)        110,003,278
           Beginning of year                                                                     1,052,881,108        942,877,830
                                                                                               ---------------    ---------------
           End of year                                                                         $ 1,032,819,127    $ 1,052,881,108
                                                                                               ===============    ===============

           See Notes to Financial Statements.



Financial Highlights                                                                            Master Senior Floating Rate Trust
                                                                                                                  For the Period
                                                                                                                    October 6,
                                                                                                                    2000++ to
The following ratios have been derived from                                For the Year Ended August 31,            August 31,
information provided in the financial statements.                     2005         2004         2003       2002        2001
Total Investment Return**

           Total investment return                                     5.78%        10.15%       11.07%      (4.66%)           --
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding interest expense                        1.01%         1.02%        1.04%        1.09%       1.06%*
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    1.01%         1.02%        1.05%        1.12%       1.06%*
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      4.52%         3.81%        4.80%        5.31%       7.92%*
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

           Amount of borrowings outstanding, end of period
           (in thousands)                                                 --            --           --   $   13,000           --
                                                                  ==========    ==========   ==========   ==========   ==========
           Average amount of borrowings outstanding during the
           period (in thousands)                                          --            --   $    3,187   $    3,959           --
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $1,032,819    $1,052,881   $  942,878   $  182,205   $  376,931
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         52.92%        76.45%       56.56%       36.77%       19.53%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.

            ++ Commencement of operations.

               See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



Notes to Financial Statements                 Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust primarily invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at the time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the Loan Interests. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Because agents, banks and intermediate participants from whom the Trust purchases the loan interest are primarily financial institutions, the Trust's investment in Loan Interests at August 31, 2005 could be considered to be concentrated in the industry group consisting of financial institutions.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Trustees. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for the Loan Interests, the Investment Adviser will value the Loan Interests at fair value, which is intended to approximate market value.

Securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Trust employs certain pricing services to provide securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



Notes to Financial Statements (continued)     Master Senior Floating Rate Trust


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Trust recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



Notes to Financial Statements (concluded)     Master Senior Floating Rate Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended August 31, 2005, the Trust reimbursed FAM $23,163 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2005 were $572,350,150 and $475,745,113, respectively.


4. Unfunded Loan Interests:
As of August 31, 2005, the Trust had unfunded loan commitments of approximately $30,177,000 which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                               Unfunded
                                                             Commitment
Borrower                                                 (in Thousands)

Key Energy Services TLB                                          $3,000
Maguire Properties, LP                                           $3,800
NFIL Holdings Corp.                                              $5,000
Pinnacle Entertainment, Inc.                                     $1,060
Trump Entertainment Resorts Holdings LP Revolving
   Line of Credit                                                $4,283
Trump Entertainment Resorts Holdings LP Term Loan B-1            $2,500
Vanguard Health Systems, Inc.                                    $1,000
Vought Aircraft Industries, Inc.                                 $6,000
Wyndham International                                            $3,534


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended August 31, 2005.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005



Report of Independent Registered Public Accounting Firm
Master Senior Floating Rate Trust


To the Investors and Board of Trustees of Master Senior Floating Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Senior Floating Rate Trust (the "Trust") as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Senior Floating Rate Trust as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 21, 2005



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Officers and Directors/Trustees
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                                                                                               Fund Complex    Directorships
                        Position(s)   Length of                                                Overseen by     Held by
                        Held with     Time                                                     Director/       Director/
Name, Address & Age     Fund/Trust    Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Interested Director/Trustee


Robert C. Doll, Jr.*    President     2005 to   President of the MLIM/FAM-advised funds since  130 Funds       None
P.O. Box 9011           and           present   2005; President of MLIM and FAM since 2001;    175 Portfolios
Princeton,              Director/               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011           Trustee                 to 2001 and Senior Vice President from 1999
Age: 51                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since
                                                2001; President of Princeton Administrators,
                                                L.P. ("Princeton Administrators") since 2001;
                                                Chief Investment Officer of Oppenheimer Funds,
                                                Inc. in 1999 and Executive Vice President
                                                thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
   Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.



Independent Directors/Trustees*


Ronald W. Forbes**      Director/     1999 to   Professor Emeritus of Finance, School of       48 Funds        None
P.O. Box 9095           Trustee       present   Business, State University of New York at      48 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
Age: 64                                         Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director/     1999 to   Professor, Harvard Business School since       48 Funds        Newell
P.O. Box 9095           Trustee       present   1989; Associate Professor, J.L. Kellogg        48 Portfolios   Rubbermaid, Inc.
Princeton,                                      Graduate School of Management, Northwestern                    (manufacturing)
NJ 08543-9095                                   University from 1985 to 1989; Associate
Age: 53                                         Professor, Graduate School of Business
                                                Administration, University of Michigan from
                                                1979 to 1985; Director, Harvard Business
                                                School of Publishing since 2005.


Jean Margo Reid         Director/     2004 to   Self-employed consultant since 2001; Counsel   48 Funds        None
P.O. Box 9095           Trustee       present   of Alliance Capital Management (investment     48 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director
NJ 08543-9095                                   and Secretary of Sanford C. Bernstein & Co.,
Age: 60                                         Inc. (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C. Bernstein
                                                Fund, Inc. from 1994 to 2000; Director and
                                                Secretary of SCB, Inc. since 1998; Director
                                                and Secretary of SCB Partners, Inc. since 2000;
                                                and Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director/     2000 to   President, Middle East Institute, from 1995    48 Funds        None
P.O. Box 9095           Trustee       present   to 2001; Foreign Service Officer, United       48 Portfolios
Princeton,                                      States Foreign Service, from 1961 to 1995;
NJ 08543-9095                                   Career Minister from 1989 to 1995; Deputy
Age: 70                                         Inspector General, U.S. Department of State,
                                                from 1991 to 1994; U.S. Ambassador to the
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Officers and Directors/Trustees (concluded)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                                                                                               Fund Complex    Directorships
                        Position(s)   Length of                                                Overseen by     Held by
                        Held with     Time                                                     Director/       Director/
Name, Address & Age     Fund/Trust    Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Independent Directors/Trustees* (concluded)


Richard R. West         Director/     1999 to   Professor of Finance from 1984 to 1995,        48 Funds        Bowne & Co.,
P.O. Box 9095           Trustee       present   Dean from 1984 to 1993 and since 1995          48 Portfolios   Inc. (financial
Princeton,                                      Dean Emeritus of New York University's                         Printers);
NJ 08543-9095                                   Leonard N. Stern School of Business                            Vornado Realty
Age: 67                                         Administration.                                                Trust (real estate
                                                                                                               company);
                                                                                                               Alexander's, Inc.
                                                                                                               (real estate
                                                                                                               company).


Edward D. Zinbarg       Director/     2000 to   Self-employed financial consultant since       48 Funds        None
P.O. Box 9095           Trustee       present   1994; Executive Vice President of the          48 Portfolios
Princeton,                                      Prudential Insurance Company of America from
NJ 08543-9095                                   1988 to 1994; Former Director of Prudential
Age: 70                                         Reinsurance Company and former Trustee of the
                                                Prudential Foundation.


 * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


                        Position(s)   Length of
                        Held with     Time
Name, Address & Age     Fund/Trust    Served    Principal Occupation(s) During Past 5 Years
Fund/Trust Officers*


Donald C. Burke         Vice          1999 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President     present   Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                     since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer               President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                                         1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Joseph P. Matteo        Vice          2000 to   Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM
P.O. Box 9011           President     present   from 1997 to 2000; Vice President at The Bank of New York from 1994 to 1997.
Princeton,
NJ 08543-9011
Age: 41


Jeffrey Hiller          Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance    present   and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                         present   2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45

 * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.                AUGUST 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           Master Senior Floating Rate Trust
           (a) Audit Fees -        Fiscal Year Ending August 31, 2005 - $70,000
                                   Fiscal Year Ending August 31, 2004 - $65,000

           (b) Audit-Related Fees -Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (c) Tax Fees -          Fiscal Year Ending August 31, 2005 - $10,900
                                   Fiscal Year Ending August 31, 2004 - $8,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -    Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           Merrill Lynch Senior Floating Rate Fund II, Inc.
           (a) Audit Fees -        Fiscal Year Ending August 31, 2005 - $6,500
                                   Fiscal Year Ending August 31, 2004 - $6,200

           (b) Audit-Related Fees -Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (c) Tax Fees -          Fiscal Year Ending August 31, 2005 - $6,350
                                   Fiscal Year Ending August 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -   Fiscal Year Ending August 31, 2005 - $0
                                  Fiscal Year Ending August 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2005 - $7,377,027
               Fiscal Year Ending August 31, 2004 - $14,913,836

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Kevin A. Ryan (retired as of December 31, 2004)
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Senior Floating Rate Fund II, Inc. and
Master Senior Floating Rate Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Senior Floating Rate Fund II, Inc. and
       Master Senior Floating Rate Trust


Date: October 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Senior Floating Rate Fund II, Inc. and
       Master Senior Floating Rate Trust


Date: October 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Senior Floating Rate Fund II, Inc. and
       Master Senior Floating Rate Trust


Date: October 19, 2005